Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vertical Computer Systems, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard S. Wade, Principal Executive Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 8, 2018	By:	/s/ Richard S. Wade
Richard S. Wade
Chief Executive Officer
(Principal Executive Officer and Principal Accounting Officer)